As filed with the Securities and Exchange Commission on March 19, 2004.
                                                     Registration No. 333-113704

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                                 Amendment No. 1

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933


                             HEADWATERS INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                     87-0547337
   ---------------------------------                  ----------------------
    (State or Other Jurisdiction of                      (I.R.S. Employer
    Incorporation or Organization)                    Identification Number)

                   10653 South River Front Parkway, Suite 300
                            South Jordan, Utah 84095
                                 (801) 984-9400
         --------------------------------------------------------------
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)


                HEADWATERS INCORPORATED 2003 STOCK INCENTIVE PLAN
                -------------------------------------------------
                            (Full title of the plan)


                                 Kirk A. Benson
                   CEO and Chairman of the Board of Directors
                   10653 South River Front Parkway, Suite 300
                            South Jordan, Utah 84095
                                 (801) 984-9400
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                    Copy to:
                               Harlan M. Hatfield
                             Headwaters Incorporated
                   10653 South River Front Parkway, Suite 300
                            South Jordan, Utah 84095
                                 (801) 984-9400
                                ________________

                                                 CALCULATION OF REGISTRATION FEE

________________________________________________________________________________________________________________________________

     Title of                      Amount                 Proposed Maximum              Proposed                    Amount of
   Securities To                    To Be                  Offering Price           Maximum Aggregate             Registration
   Be Registered               Registered (1)                 per Share              Offering Price                    Fee
_______________________________________________________________________________________________________________________________
Common Stock
  par value $0.001 per share    2,500,000 (2)                $23.39 (3)              $58,475,000 (3)                  $-- (4)
________________________________________________________________________________________________________________________________


(1) Pursuant to Rule 416, this Registration Statement shall also cover any additional shares of Registrant's common stock that become issuable under the Headwaters Incorporated 2003 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of Registrant's outstanding shares of common stock.

(2) The 2,500,000 shares of common stock, par value $0.001 per share, of Headwaters Incorporated (the "Common Stock") stated above consists of the aggregate number of shares which may be sold under the Headwaters
           Incorporated 2003 Stock Incentive Plan.

(3) Estimated solely for the purpose of computing the registration fee required by Section 6(b) of the Securities Act of 1933. Calculated in accordance with Rule 457(c) and Rule 457(h) on the basis of the average of the high and low prices as of March 16, 2004 of the Registrant's Common Stock as reported on the Nasdaq National Market.

(4)        Fee paid previously.

                                _________________



           The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

________________________________________________________________________________________________________________________________

NOTE: This amendment is filed for the sole purpose of filing exhibit no. 99.1 which was omitted from the original Form S-8 filing on March 18, 2004.



Item 8.  Exhibits

Exhibit
Number                              Exhibit
------                              -------

5.1* Opinion of Harlan M. Hatfield regarding legality of securities to be offered.

23.1*    Consent of Ernst & Young LLP, Independent Auditors.

23.2*    Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.3     Consent of Harlan M. Hatfield (included in Exhibit 5.1).

24.1     Power of Attorney (included in Part II of this Registration Statement).

99** 2003 Stock Incentive Plan, incorporated by reference from Exhibit 99.7 to Headwaters' Annual Report on Form 10-K for the year ended September 30, 2003, filed December 8, 2003.

99.1*    Amendment No. 1 to 2003 Stock Incentive Plan, dated 20 January 2004.

________________
*        Filed herewith.
**       Filed previously.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Jordan, State of Utah on March 19, 2004.


                                          HEADWATERS INCORPORATED

                                          By: /s/ Kirk A. Benson
                                             -----------------------------------
                                             Chief Executive Officer, Chairman


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below in so signing also makes, constitutes and appoints Harlan M. Hatfield as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to execute and cause to be filed with the Securities and Exchange Commission any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, and hereby ratifies and confirms said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       SIGNATURE                           TITLE                      DATE
       ---------                           -----                      ----

 /s/ Kirk A. Benson        Director and Chief Executive Officer   March 19, 2004
-------------------------
 Kirk A. Benson

 /s/ Steven G. Stewart      Chief Financial Officer (Principal    March 19, 2004
-------------------------   Financial and Accounting Officer)
 Steven G. Stewart

 /s/ James A. Herickhoff                 Director                 March 19, 2004
-------------------------
 James A. Herickhoff

 /s/ Raymond J. Weller                   Director                 March 19, 2004
-------------------------
 Raymond J. Weller

 /s/ E. J. "Jake" Garn                   Director                 March 19, 2004
-------------------------
 E. J. "Jake" Garn

 /s/ R. Sam Christensen                  Director                 March 19, 2004
-------------------------
 R. Sam Christensen

 /s/ William S. Dickinson                Director                 March 19, 2004
-------------------------
 William S. Dickinson

 /s/ Malyn K. Malquist                   Director                 March 19, 2004
-------------------------
 Malyn K. Malquist

                                INDEX TO EXHIBITS


Exhibit
Number                              Exhibit
------                              -------

5.1 Opinion of Harlan M. Hatfield regarding legality of securities to be offered.

23.1     Consent of Ernst & Young LLP, Independent Auditors.

23.2     Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.3     Consent of Harlan M. Hatfield (included in Exhibit 5.1).

24.1     Power of Attorney (included in Part II of this Registration Statement).

99 2003 Stock Incentive Plan, incorporated by reference from Exhibit 99.7 to Headwaters' Annual Report on Form 10-K for the year ended September 30, 2003, filed December 8, 2003.

99.1     Amendment No. 1 to 2003 Stock Incentive Plan, dated 20 January 2004.